===============================================================================



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 17, 2004



                             FALCON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                         1-11577                       43-0730877
(State or other                (Commission File                (I.R.S. Employer
jurisdiction of                     Number)                     Identification
 organization)                                                      Number)

     9387 DIELMAN INDUSTRIAL DRIVE
          ST. LOUIS, MISSOURI                                       63132
(Address of principal executive offices)                         (Zip Code)

                                 (314) 991-9200
              (Registrant's telephone number, including area code)

===============================================================================

ITEM 9.  REGULATION FD DISCLOSURE.

         At the request of representatives of the institutional investors of Falcon Products, Inc. (the "Company"), we disclose the following breakdown of tax fees billed to the Company for fiscal year 2003 by the Company's independent public accountants, Ernst & Young LLP:

                                                              2003
                                                           ----------
         Tax Returns and Compliance....................     $119,000

         Tax Planning..................................     $ 61,000

         All Other Tax Fees............................     $ 71,000

         Total.........................................     $251,000


         This information included in this Current Report on Form 8-K is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Exchange Act. By furnishing this information on Form 8-K, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD. The information in this Form 8-K is being "furnished" pursuant to Item 9 and shall note be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2004

                                        FALCON PRODUCTS, INC.


                                        By  /s/ David L. Morley
                                           ----------------------------------
                                        David L. Morley
                                        President and Chief Operating Officer